Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Canadian Satellite Radio Holdings Inc. (the “Company”) on Form 20-F for the year ending August 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Washinushi, certify in my capacity as an officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 19, 2010

By:	/s/ MICHAEL WASHINUSHI
Name: Michael Washinushi
Title: Chief Financial Officer, Treasurer and Secretary

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.